Vanguard International ExplorerTM Fund

Supplement to the Prospectus and Summary Prospectus Dated February 23, 2017

Restructuring of the Investment Advisory Team

The board of trustees of Vanguard International Explorer Fund approved adding TimesSquare Capital Management, LLC (TimesSquare Capital) to the Fund’s investment advisory team.

Effective immediately, TimesSquare Capital will manage a portion of the Fund’s assets.

TimesSquare Capital and the Fund’s other investment advisors—Schroder Investment Management North America Inc. and Wellington Management Company LLP—each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s expense ratio, investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus and Summary Prospectus Text Changes

The following is added under the heading “Investment Advisors”:

TimesSquare Capital Management, LLC (TimesSquare Capital)

In the same section, the following is added to the list of Portfolio Managers:

Magnus S. Larsson, Senior Vice President and Portfolio Manager of TimesSquare Capital. He has managed a portion of the Fund since August 2017.

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Prospectus Text Changes

The following is added to “Security Selection” section under More on the Fund:

TimesSquare Capital Management, LLC (TimesSquare Capital) employs a bottom-up investment process driven by fundamental equity growth research conducted by its investment analysts, with a particular emphasis on the assessment of management quality, an in-depth understanding of superior business models, and valuation discrepancies.

TimesSquare Capital invests the Fund’s assets in a diversified portfolio of stocks that it believes, based on its research, will generate superior risk-adjusted returns. TimesSquare Capital’s research process begins with a collaborative team of skilled and experienced analysts, which identify superior growth businesses with market capitalizations less than $5 billion at the time of purchase. Once a company is identified, rigorous fundamental analysis is performed, projected growth rate and return potential is calculated, and the company’s valuation is assessed on a relative and absolute basis. A company’s relative value is compared to industry peers, as well as firms with similar business models and at a similar point on the value chain. TimesSquare Capital’s sell decisions are based on the same research process, and securities would generally be sold when, among other things, there is no longer high conviction in the return potential of the investment, or when the advisor identifies a significantly more attractive investment candidate.

The following is added to the “Investment Advisors” section:

TimesSquare Capital Management, LLC, 7 Times Square, 42nd Floor, New York, New York 10036, is a registered investment advisor that specializes in small- and mid-cap growth equities. TimesSquare Capital’s institutional partner, Affiliated Managers Group, Inc. (AMG), a publicly traded global asset management company, indirectly holds a majority equity interest in TimesSquare Capital, with the remaining portion owned by TimesSquare Capital principals. As of June 30, 2017, TimesSquare Capital managed approximately $17.2 billion in assets for AMG funds, corporations, public funds, unions, endowments and foundations, retirement plans, and other institutional accounts.

In the same section, the following is added to the list of portfolio managers:

Magnus S. Larsson, Senior Vice President and Portfolio Manager at TimesSquare Capital. He has worked in investment management since 1995, has managed investment portfolios since 2000, has been with TimesSquare Capital since 2012, and has managed a portion of the Fund since August 2017. Education: B.S., B.A., University of Orebro, Sweden.

© 2017 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

PS 126A 082017

Vanguard Whitehall Funds

Supplement to the Statement of Additional Information Dated February 23, 2017

Restructuring of the Investment Advisory Team for Vanguard International ExplorerTM Fund

The board of trustees of Vanguard International Explorer Fund has approved adding TimesSquare Capital Management, LLC (TimesSquare Capital) to the Fund’s investment advisory team.

Effective immediately, TimesSquare Capital will manage a portion of the Fund’s assets.

TimesSquare Capital and the Fund’s other investment advisors—Schroder Investment Management North America Inc. and Wellington Management Company LLP—each independently select and maintain a portfolio of common stocks for the Fund. The Fund’s board of trustees determines the proportion of the Fund’s assets to be managed by each advisor and may change these proportions at any time.

The Fund’s expense ratio, investment objective, principal investment strategies, and principal risks are not expected to change.

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the following is added to the introductory text on page B-41:

TimesSquare Capital Management, LLC (TimesSquare Capital) provides investment advisory services for a portion of Vanguard International Explorer Fund.

The following is added to the “II. Vanguard International Explorer Fund” section, which begins on page B-45:

B. TimesSquare Capital Management, LLC (TimesSquare Capital)

TimesSquare Capital, based in New York, New York, is a registered investment advisor that specializes in small- and mid-cap growth equities. TimesSquare Capital’s institutional partner, Affiliated Managers Group, Inc. (AMG), a publicly traded global asset management company, indirectly holds a majority equity interest in TimesSquare Capital, with the remaining portion owned by TimesSquare Capital principals.

1. Other Accounts Managed

Magnus S. Larsson manages a portion of Vanguard International Explorer Fund; as of June 30, 2017, the Fund held assets of $3.4 billion. As of June 30, 2017, Mr. Larsson managed 2 other registered investment companies with total assets of $302 million, 2 other pooled investment vehicles with total assets of $8.6 million, and 16 other accounts with total assets of $871.2 million (none of which had advisory fees based on account performance).

2. Material Conflicts of Interest

TimesSquare Capital portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the Fund and may manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest

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by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, to assist in the investment decision-making process for its clients, including the Fund, TimesSquare Capital may use brokerage commissions generated from securities transactions to obtain research and/or brokerage services from broker-dealers. Thus, TimesSquare Capital may have an incentive to select a broker that provides research through the use of brokerage, rather than paying for execution only. Certain other trading practices, such as cross-trading between the Fund and another account, also may raise conflict of interest issues. TimesSquare Capital has adopted a compliance program designed to address these and other types of reasonably foreseeable potential areas of conflict. TimesSquare Capital has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

3. Description of Compensation

TimesSquare Capital’s compensation is comprised of the following three components: base salaries, an annual bonus plan, and significant equity in the firm. The program is tied exclusively to client investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark. Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid, and base salaries adjusted when performance, market data, career path progression, or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation. Bonuses for TimesSquare Capital portfolio managers are determined primarily by investment performance using both manager-relative and benchmark-relative measures over one and three year periods. Senior investment professionals receive significant equity ownership in the firm, subject to vesting and other restrictions. Once vested, certain components with vested value are not immediately accessible to further encourage retention. A majority of TimesSquare Capital investment professionals currently retain ownership in TimesSquare Capital, and newer members will be eligible for ownership as they gain tenure and add value to TimesSquare Capital’s clients.

4. Ownership of Securities

As of June 30, 2017, Mr. Larsson did not own any shares of Vanguard International Explorer Fund.

The following replaces the first two paragraphs under “Duration and Termination of Investment Advisory Agreements” beginning on page B-53:

The current investment advisory agreements with the unaffiliated advisors (other than Victory Capital and TimesSquare Capital) are renewable for successive one-year periods, only if (1) each renewal is approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon thirty (30) days’ written notice to the advisor (sixty (60) days’ written notice for Schroders), (2) by a vote of a majority of the Fund’s outstanding voting securities upon 30 days’ written notice to the advisor (60 days’ written notice for Schroders), or (3) by the advisor upon ninety (90) days’ written notice to the Fund.

Each initial investment advisory agreement with Victory Capital and TimesSquare Capital are binding for a two-year period. At the end of that time, each agreement will become renewable for successive one-year periods, subject to the above conditions.

© 2017 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 934D 082017